SUPPLEMENT DATED FEBRUARY 23, 2015
TO
PROSPECTUS DATED MAY 1, 2014

WEALTHQUEST III VARIABLE ANNUITY
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your prospectus for future reference.

Merger

The Boards of Trustees of Variable Insurance Products Fund III pursuant to which each Target Fund listed below, each a series portfolio of Fidelity Variable Insurance Products (VIP), would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of Fidelity Variable Insurance Products, in exchange for shares of the Acquiring Fund that would be distributed to Target Fund:

TARGET FUND	ACQUIRING FUND

Fidelity VIP Growth Strategies Portfolio	Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Leaders Portfolio	Fidelity VIP Value Portfolio

The Agreement requires approval by the Target Fund shareholders.  The Shareholders’ Meeting is scheduled to be held on or about March 17, 2015, to consider such action.   If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and the reorganization will be effected as to a particular Target Fund only if that fund’s shareholders approve the Agreement.

1)  Fidelity VIP Mid Cap Portfolio to merge into the Fidelity VIP Growth Strategies Portfolio

If the shareholders approve the Merger: (a) the last day that the Subaccount that invests in the Fidelity VIP Growth Strategies Portfolio will accept purchases, surrenders or any other transactions on or about April 24, 2015; (b) on or about April 24, 2015, any value in the Subaccount that previously invested in the Fidelity VIP Growth Strategies Portfolio will be transferred to the Subaccount that invests in the Fidelity VIP Mid Cap Portfolio; (c) the Subaccount investing in the Fidelity VIP Growth Strategies Portfolio will be deleted from any instructions you have given us regarding your new purchase payment allocation, dollar cost averaging program, rebalancing program and requests for withdrawals; and unless we receive different instructions from you, we will reassign the allocation percentages for the Fidelity VIP Mid Cap Portfolio to the Subaccount investing in the Fidelity VIP Mid Cap Portfolio on April 27, 2015; and (d) upon the close of business on April 24, 2015, the Subaccount that previously invested in the Fidelity VIP Growth Strategies Portfolio will be closed and no longer exist.

2)  Fidelity VIP Value Portfolio to merge into the Fidelity VIP Value Leaders Portfolio

If the shareholders approve the Merger: (a) the last day that the Subaccount that invests in the Fidelity VIP Value Leaders Portfolio will accept purchases, surrenders or any other transactions is on or about April 24, 2015; (b) on or about April 24, 2015, any value in the Subaccount that previously invested in the Fidelity VIP Value Leaders Portfolio will be transferred to the Subaccount investing in the Fidelity VIP Value Portfolio; (c) the Subaccount investing in the Fidelity VIP Value Leaders Portfolio will be deleted from any instructions you have given us regarding your new purchase payment allocation, dollar cost averaging program, rebalancing program and requests for withdrawals; and unless we receive different instructions from you, we will reassign the allocation percentages for the Fidelity VIP Value Portfolio to the Subaccount investing in the Fidelity VIP Value Portfolio on April 27, 2015; and (d) upon the close of business on April 24, 2015, the Subaccount that previously invested in the Fidelity VIP Value Leaders Portfolio will be closed and no longer exist.

If you want to provide different instructions, please submit your written instructions to American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574, or if you have a telephone authorization on file, call us at 1-800-306-2959.